UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
   _______________________________
FORM 8-K
  _______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 3, 2020
  _______________________________
Hi-Crush Inc.
(Exact name of registrant as specified in its charter)
   _______________________________

Delaware	001-35630	90-0840530
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1330 Post Oak Blvd., Suite 600
Houston, Texas 77056
(Address of Principal Executive Offices and Zip Code)
(713) 980-6200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	HCR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into Material Definitive Agreement.
As previously reported, on June 22, 2020, Hi-Crush Inc. (the "Company") and certain of its subsidiaries entered into a forbearance agreement and amendment to the Company’s senior secured revolving credit facility (the "ABL Credit Facility") with the lenders under the ABL Credit Facility (the "ABL Lenders" and, such agreement, the "Forbearance Agreement"). Pursuant to the Forbearance Agreement, the ABL Lenders agreed to forbear from exercising default-related rights and remedies with respect to the Company’s failure to be in compliance with the springing fixed charge coverage ratio financial covenant under the ABL Credit Facility (the "Specified Default") until the earlier of (a) 11:59 p.m., Houston time on July 5, 2020 or (b) the date the Forbearance Agreement otherwise terminates in accordance with its terms.
On July 3, 2020, the Company and certain of its subsidiaries entered into an Amendment (the "Amendment") with respect to the Forbearance Agreement with the ABL Lenders, pursuant to which the ABL Lenders agreed to extend the term of the Forbearance Agreement until the earlier of (a) 11:59 p.m., Houston time on July 12, 2020 or (b) the date the Forbearance Agreement otherwise terminates in accordance with its terms.
The occurrence or continuation of another event of default under the ABL Credit Facility, a breach of any representation or warranty in the Forbearance Agreement or the failure to comply with any term or agreement in the Forbearance Agreement, will result in the early termination of the forbearance period.
The foregoing description of the Amendment is a summary only and is qualified in its entirety by reference to the complete text of the Amendment, which is attached hereto as Exhibit 10.1, and incorporated by reference into this Item 1.01.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description
10.1	First Amendment to Forbearance Agreement and Amendment to Credit Agreement, dated July 3, 2020.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Inc.

Date:	July 6, 2020	By:	/s/ J. Philip McCormick, Jr.
J. Philip McCormick, Jr.
Chief Financial Officer